UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2006

Date of Earliest Event Reported: November 17, 2006

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	11-2856146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Avenue of the Stars, 11th Floor Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 789-1213

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect the views of our management with respect to future events and financial performance. These forward-looking statements are subject to a number of uncertainties and other factors that could cause actual results to differ materially from such statements. Forward-looking statements are identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the information available to management at this time and which speak only as of this date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of some of the factors that may cause actual results to differ materially from those suggested by the forward-looking statements, please read carefully the information under “Risk Factors.” The identification in this document of factors that may affect future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreements with Cedars-Sinai Medical Center

On September 15, 2006, ImmunoCellular Therapeutics, Ltd. (“ICT”) entered into a binding Memorandum of Agreement, dated as of September 15, 2006, with Cedars-Sinai Medical Center to acquire an exclusive, worldwide license for a cancer vaccine therapy technology that ICT is developing. The parties agreed to use their best efforts to prepare and enter into a definitive license agreement within 60 days from September 15, 2006.

On November 17, 2006, Cedars-Sinai and ICT entered into a definitive Exclusive License Agreement dated as of November 17, 2006, and a related Stock Purchase Agreement, dated as of November 17, 2006, and Registration Rights Agreement, dated as of November 17, 2006.

Under the terms of the Exclusive License Agreement, ICT acquired an exclusive, worldwide license from Cedars-Sinai to certain technology for use as cellular therapies, including dendritic cell-based vaccines for neurological disorders that include brain tumors and neurodegenerative disorders and other cancers. This technology is covered by a number of pending U.S. and foreign patent applications.

As an upfront licensing fee, ICT issued Cedars-Sinai 694,000 shares of ICT common stock at the closing of the licensing agreement transaction and is required to pay $62,000 within 30 days of the closing. Additional specified milestone payments will be required to be paid by ICT to Cedars-Sinai when ICT initiates patient enrollment in its first Phase III clinical trial and when it receives FDA marketing approval for its first product.

ICT has agreed to pay Cedars-Sinai a specified percentage of all sub-licensing income and of ICT’s gross revenues from sales of products produced from the licensed technology, subject to a reduction if ICT must make any payments to any third party whose proprietary rights would be infringed by the sale of the products. To maintain its rights to the licensed technology, ICT must meet certain development and funding milestones. These milestones include, among other things, commencing a Phase I clinical trial for a product candidate by March 31, 2007 and raising at least $5,000,000 in funding from equity or other sources by December 31, 2008.

Pursuant to the Stock Purchase Agreement and Registration Rights Agreement, ICT has agreed to file a registration statement with the Securities and Exchange Commission covering the shares issued to Cedars-Sinai within 60 days of the closing of the licensing transaction.

Agreements with Dr. John Yu

Concurrently with ICT entering into the Memorandum of Agreement with Cedars-Sinai to license the cancer vaccine therapy technology, ICT entered into a binding Memorandum of Agreement, dated as of September 15, 2006 with Dr. John Yu, who was an inventor of the technology and is a full-time employee of Cedars-Sinai. Under this Memorandum of Agreement, Dr. Yu agreed to serve as ICT’s Chief Scientific Officer on a part-time basis for an initial one-year term following the closing of the licensing transaction with Cedars-Sinai. In consideration of Dr. Yu’s relinquishment to Cedars-Sinai of his royalty interest in the cancer vaccine therapy technology to facilitate this transaction, ICT agreed to issue Dr. Yu a number of shares of ICT’s common stock equal to 34% of ICT’s outstanding shares (including shares issuable upon the exercise of certain options and warrants) at the time of the licensing transaction closing. ICT and Dr. Yu agreed to use their best efforts to enter into a definitive agreement within 60 days from September 15, 2006.

On November 17, 2006, Dr. Yu and ICT entered into a definitive Agreement, dated as of November 17, 2006, and a related Securities Agreement, dated as of November 17, 2006, Non-qualified Stock Option Agreement, dated as of November 17, 2006 and Registration Rights Agreement, dated as of November 17, 2006. Under the Agreement, Dr. Yu will serve as ICT’s Chief Scientific Officer for an initial one-year term on a part-time basis and will not receive any compensation for these services except the grant of the stock option described below. Under the terms of the Agreement and the Non-Qualified Stock Option Agreement, ICT granted Dr. Yu (i) an option to purchase 150,000 shares of ICT’s common stock in consideration for his relinquishment of his royalty interest in the cancer vaccine therapy technology and (ii) an option to purchase 5,783,424 shares of ICT’s common stock in consideration of his agreeing to serve as ICT’s Chief Scientific Officer for a one-year term. Both options have an exercise price of $1.00 per share, a term of ten years and were fully vested upon grant. ICT was not required to issue any of the shares to Dr. Yu that were contemplated by the Memorandum of Agreement between the parties.

Pursuant to the Securities Agreement and Registration Rights Agreement, ICT has agreed to file a registration statement with the Securities and Exchange Commission covering the shares issuable upon exercise of Dr. Yu’s options within 60 days of Dr. Yu becoming ICT’s Chief Scientific Officer.

For so long as Dr. Yu owns ICT shares or fully vested immediately exercisable options to purchase ICT shares totaling at least 2,000,000 shares, ICT will use its commercially reasonable efforts to enable Dr. Yu to continue to serve on ICT’s Board of Directors. For so long as Dr. Yu owns ICT shares or fully vested immediately exercisable options to purchase ICT shares totaling at least 4,000,000 shares or at least 5,000,000 shares, ICT will use its commercially reasonable efforts to enable Dr. Yu and either one or two, respectively, of his designees to serve on ICT’s Board of Directors.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described in Item 1.01 of this Report, ICT has acquired exclusive, worldwide licensing rights to certain technology from Cedars-Sinai, and the terms of this acquisition are set forth in Item 1.01. A more detailed description of the acquired technology is set forth in Item 1.01 of ICT’s Current Report on Form 8-K, dated September 20, 2006, which description is incorporated herein by this reference.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the transactions described in Item 1.01 of this Report, ICT issued Cedars-Sinai 694,000 shares of its common stock and granted Dr. John Yu fully vested options with a ten-year term to purchase 5,933,424 shares of ICT common stock at an exercise price of $1.00 per share. The consideration for each of these issuances is described in Item 1.01 of this Report. These securities were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 for offers and sales that do not involve a public offering.

In October and November 2006, ICT sold a total of 150,000 units at $1.00 per unit to three individuals. Each unit consisted of one share of ICT common stock and a warrant to purchase one additional share of ICT common stock at an exercise price of $2.50 per share that expires on January 30, 2009. These securities were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 for offers and sales that do not involve a public offering.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT

Upon the closing on November 17, 2006 of the cancer vaccine technology acquisition described in Item 1.01 of this Report, ICT granted Dr. John Yu an option to purchase 5,933,424 shares of ICT’s common stock at an exercise price of $1.00 per share, and ICT issued Cedars-Sinai 694,000 shares of ICT’s common stock. Upon the issuance of the shares to Cedars-Sinai, Cedars-Sinai owned 8.5% of ICT’s outstanding shares of common stock and, based on the currently outstanding shares of ICT common stock, Dr. Yu would own approximately 42% of ICT’s outstanding shares of common stock if he exercised all of his options to acquire ICT shares. Under the terms of this transaction, Dr. John Yu will have the right to serve as a director of ICT and to name as many as two other members of ICT’s board of directors, subject to his holding certain specified levels of ICT shares of common stock or options to purchase such shares. ICT currently has an authorized number of directors of five. The issuance of the ICT shares to Dr. Yu upon his exercise of his option and his right to serve as a director and to name two other directors may result in a future change in control of ICT. The shareholders of ICT approved the above issuances and Dr. Yu’s right to serve as a director and to name two other directors of ICT by a written consent of a majority of those shareholders.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Dr. Manfred Mosk was elected as ICT’s Non-Executive Chairman of the Board and Dr. John Yu was elected a director of ICT, and David Wohlberg resigned as a director of ICT, all effective as of November 17, 2006.

John S. Yu, M.D., Director and Chief Scientific Officer (age 43)

John S. Yu, M.D. is a member of the full-time faculty in the Department of Neurosurgery at Cedars-Sinai Medical Center. An internationally renowned neurosurgeon, Dr. Yu’s clinical focus is on the treatment of malignant and benign brain and spinal tumors. He is also conducting extensive research in immune and gene therapy for brain tumors. He has also done extensive research in the use of neural stem cells as delivery vehicles for brain cancers and neurodegenerative diseases. He was inducted into Castle and Connelly’s America’s Top Doctors in 2005. Dr. Yu has published articles in a number of prestigious journals, including The Lancet, Cancer Research, Cancer Gene Therapy, Human Gene Therapy, Journal of Neuroimmunology, Journal of Neurological Science and Journal of Neurosurgery. Dr. Yu earned his bachelor’s degree in French literature and biological sciences from Stanford University and spent a year at the Sorbonne in Paris studying French literature. He also pursued a fellowship in immunology at the Institut Pasteur in Paris. He earned his medical degree from Harvard Medical School and master’s degree from the Harvard University’s Department of Genetics. He completed his neurosurgical residency at Massachusetts General Hospital in Boston. In addition, he was a Neuroscience Fellow at the National Institutes of Mental Health in the Neuroimmunology Unit at Massachusetts General Hospital from 1988 to 1989 and was a Culpepper Scholar at the Molecular Neurogenetics Unit at that hospital from 1993 to 1995. His other honors include the Preuss Award, Joint Section on Tumors, American Association of Neurological Surgeons and Congress of Neurologic Surgeons in 1995. He received the Academy Award from the American Academy of Neurological Surgery at its 1996 annual meeting. Other honors include the Young Investigator Award from the Congress of Neurological Surgeons in 2000, the National Brain Tumor Foundation Grant in 2001, and the Mahaley Clinical Research award from the American Association of Neurological Surgeons in 2005.

On November 17, 2006, Dr. Yu entered into an Agreement, dated as of November 17, 2006, to serve as ICT’s Chief Scientific Officer on a part-time basis for a term of one year. Under the terms of the Agreement and the Non-Qualified Stock Option Agreement, ICT granted Dr. Yu (i) an option to purchase 150,000 shares of ICT’s common stock in consideration for his relinquishment of his royalty interest in the cancer vaccine therapy technology and (ii) an option to purchase 5,783,424 shares of ICT’s common stock in consideration of his agreeing to serve as ICT’s Chief Scientific Officer for a one-year term, as more fully described in Item 1.01 of this Report which is incorporated by reference into this Item 5.02. Dr. Yu will continue to be a full-time employee of Cedars-Sinai.

Manfred Mosk, Ph.D., Chairman of the Board of Directors (age 70)

Manfred Mosk, Ph.D. has been the President of Technomedics Management & Systems, Inc., a privately held independent health care economics consulting firm, for more than the past five years. Dr. Mosk currently serves on the Board of Directors of Nondyne, Inc., Oncotx, Inc., UCLA's Jonsson Cancer Center Foundation, The University Kidney Disease Research Associates at USC and the Board of Governors at Cedars-Sinai Medical Center.

Dr. Mosk previously was a co-founder in 2004 and served as the Interim President until April 2005 and a director until November 2005 of Spectral Molecular Imaging, Inc., OMI’s predecessor company. Dr. Mosk previously served as the Non Executive Chairman of Duska Therapeutics, Inc. and on the Board of Directors of Arbios Systems, Inc., The College of Naturopathic Medicine and The California State University Foundation.

Dr. Mosk was the co-founder, former President and CEO of Medco Research, Inc. He voluntarily retired from these positions in 1992 and later rejoined the Board and served again as a director for one year. Medco was subsequently acquired by King Pharmaceuticals, Inc. Under Dr. Mosk's leadership Medco acquired licenses, raised funds, became a public company and developed the first ever approved and marketed adenosine based drug in the US. Dr. Mosk holds B.S., M.S. and Ph.D. degrees in business administration from The California State University and California Western University. Dr. Mosk is a member of a number of professional organizations including the International Society of Stem Cell Research, The New York Academy of Sciences, The National Association of Business Economists, The American Society of Health Economists and the International Society of Pharmacoeconomics and Outcomes Research.

In July 2006, ICT retained Technomedics to assist ICT in identifying and acquiring new technologies and agreed to pay Technomedics a total of $80,000 in four equal monthly installments commencing upon the closing of the Cedars-Sinai licensing transaction.

ICT and Technomedics entered into an Agreement, dated as of November 17, 2006, pursuant to which Dr. Mosk agreed to serve as ICT’s Non-Executive Chairman of the Board on a part-time basis for a one-year term. Dr. Mosk may step down upon 30 days written notice to ICT. Pursuant to the terms of this Agreement, Dr. Mosk was granted options with a seven-year term to purchase a total of 300,000 shares at an exercise price of $1.00 per share, with the option fully vested upon grant as to 150,000 shares and the option for the balance of the shares to vest in four equal quarterly installments following the date of grant. Should Dr. Mosk be asked to step down without cause, all of his outstanding options will be fully vested. Upon Dr. Mosk ceasing to serve as Non-Executive Chairman of the Board for any reason except his being removed for cause, his then fully vested options will be exercisable during their term for up to two years following his ceasing to serve as Non-Executive Chairman of the Board. Under the Agreement, Dr. Mosk may provide consulting services to, or become employed by, and serve on the board of directors and in any other capacity with other persons or entities engaged in investment financing and/or medical and pharmaceutical corporate or other patent and research activities and be compensated for such activities, and any such activities shall not be deemed to constitute an usurpation of a corporate opportunity of ICT or a breach of Dr. Mosk’s obligations, provided that such companies are not developing or marketing products or potential products based on ICT’s products being developed, products for neurodegenerative diseases, and dendritic cell-based vaccines for brain tumors and other cancers.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
10.1	Exclusive License Agreement, dated as of November 17, 2006, by and between Cedars-Sinai Medical Center and ICT.*

10.2	Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT

10.3	Stock Purchase Agreement, dated as of November 17, 2006, by and between Cedars-Sinai Medical Center and ICT.

10.4	Registration Rights Agreement, dated as of November 17, 2006, by and between Cedars-Sinai Medical Center and ICT.

10.5	Securities Purchase Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT.

10.6	Nonqualified Stock Option Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT.

10.7	Registration Rights Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT.

*	Certain portions of the exhibit have been omitted based upon a request for confidential treatment filed by the Registrant with the Securities and Exchange Commission. The omitted portions of the exhibit have been separately filed by the Registrant with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoCellular Therapeutics, Ltd.

November 22, 2006	By:	/s/ David Wohlberg
		Name:	David Wohlberg
		Title:	President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
10.1	Exclusive License Agreement, dated as of November 17, 2006, by and between Cedars-Sinai Medical Center and ICT.*

10.2	Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT

10.3	Stock Purchase Agreement, dated as of November 17, 2006, by and between Cedars-Sinai Medical Center and ICT.

10.4	Registration Rights Agreement, dated as of November 17, 2006, by and between Cedars-Sinai Medical Center and ICT.

10.5	Securities Purchase Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT.

10.6	Nonqualified Stock Option Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT.

10.7	Registration Rights Agreement, dated as of November 17, 2006, by and between Dr. John Yu and ICT.

*	Certain portions of the exhibit have been omitted based upon a request for confidential treatment filed by the Registrant with the Securities and Exchange Commission. The omitted portions of the exhibit have been separately filed by the Registrant with the Securities and Exchange Commission.